UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 16, 2023

BMO 2023-5C1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001984246)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

German American Capital Corporation

(Central Index Key number 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

LMF Commercial, LLC

(Central Index Key number 0001592182)

KeyBank National Association

(Central Index Key number 0001089877)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-06	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York		10036
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “August 16, 2023 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on August 16, 2023 under Commission File No. 333-255934-06, with respect to BMO 2023-5C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C1, as and to the extent described below. The purpose of this amendment is to replace the version of the Harborside 2-3 Co-Lender Agreement previously filed as Exhibit 4.16 to the August 16, 2023 Form 8-K with the updated version of the Harborside 2-3 Co-Lender Agreement attached to this Form 8-K/A as Exhibit 4.1. Effective upon the filing of this Form 8-K/A, Exhibit 4.16 of the August 16, 2023 Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the August 16, 2023 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Harborside 2-3 Co-Lender Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2023	BMO COMMERCIAL MORTGAGE
SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-5C1 – Form 8-K/A